Rockwood 1996 Annual Report

FUND FEATURES

INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation.

FUND MANAGEMENT

Rockwood Advisers, Inc. acts as general manager of the Fund. Aspen Securities and Advisory, Inc. is the subadviser. Ross H. Farmer, the Fund's portfolio manager, is President of the subadviser and has served as portfolio manager of the Fund since it c ommenced operations on April 30, 1986.

INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing primarily in common stocks, which are purchased at prices considered to be less than their intrinsic value as determined by the portfolio manager. They are selected on the basis of their potential for long term capital appreciation, and generally will include small capitalization companies which are expected to achieve above-average growth.

PORTFOLIO BENEFITS

O Long term growth potential through appreciation in the value of the Fund's carefully selected investments.

O Diversification for stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the economy and securities markets through professional stock selection.

MINIMUM INVESTMENTS

O Regular Accounts, $500
O IRAs, $100
O Automatic Investment Programs, $50
O Subsequent Investments, $50

RETIREMENT PLANS

Tax-advantaged Rockwood retirement plans include No-Fee IRAs, qualified profit sharing and money purchase plans, and 403(b) plans.

ROCKWOOD EASY ACCESS

INVESTMENT STRATEGY AND MARKET UPDATE

To hear Portfolio Manager Ross Farmer's weekly report on Rockwood's current investment strategy and market conditions, dial 1-888-ROCKWOOD (menu item #3)

PROSPECTUS AND APPLICATIONS

For a copy of the Rockwood Prospectus and applications for regular and IRA accounts, plus an IRA transfer form and disclosure statement, by fax, or by regular or e-mail, dial 1-888-ROCKWOOD (menu item 1)


MARKET INFORMATION/SHARE PRICE

For market information and the Fund's current closing net asset value per share at any time, dial 1-888-ROCKWOOD (menu item 2)

CALL FOR HELP

For assistance in completing an application, or for any other questions you may have, dial 1-888-ROCKWOOD (Menu item 4)

ROCKWOOD ONLINE

Check out our Web page for up-to-date information and more at http://www.rockwood.com

A WORD FROM THE ROCKWOOD PORTFOLIO MANAGER

FELLOW SHAREOWNERS:

     It is a pleasure to submit this Annual Report for the fiscal year ended October 31, 1996, and to welcome our many new shareowners who have recently joined us. I am also pleased to report that the Fund's results for the year showed a total return of +29.40%, which compares favorably to an average total return for Morningstar's Growth Fund category of +19.27% and a total return for Standard & Poor's 500 Stock Index of +24.06%.

SEEKING THE BEST OF BOTH WORLDS

     We believe the good results we have achieved for our shareowners are a direct reflection of the sound, common sense value and growth approach to investing that we consistently follow.

     Our investment objective is very simple: to invest in solid companies at attractive prices. We are not committed to "growth" only, since many companies that do not have strong earnings growth trends are attractive investments because of the value they offer, which may be relative to their stock price or their assets. Likewise, we do not focus on "value" alone, since many companies are attractive primarily for their strong and steady earnings growth. Instead, our goal is to have the best of both worlds, so we carefully consider value as well as growth stock opportunities.

     We invest the Fund's money, your money, in each stock as if we were negotiating to buy the whole business. We want the optimal blend of earnings, management talent, financial strength, and growth prospects for the lowest price possible. We search for companies having proven management teams with a clear business plan, unique competitive advantages, and the financial resources to implement the plan and weather temporary set-backs. Then we try to buy the company's stock at a discount to break-up value, earnings multiples, and/or projected earnings growth.

     Determining when to sell is equally important. We consider ourselves long term investors, but we will hold a stock only so long as its meets our capital appreciation objective. We sell when it reaches the objective, when its potential diminishes due to a change in its fundamentals, or when another relatively superior investment is identified. Our strategy, then, is not to attempt to sell at the top, but to buy carefully and sell when we believe a stock has become overpriced.

AFFORDABLE PLANS FOR GROWING YOUR ACCOUNT

     With this all-weather approach, the Fund is an ideal vehicle for a program of steady monthly investing. For regular, gifts/transfers to minors, or tax-sheltered retirement plan accounts, investing on a regular monthly basis also permits investors to take advantage of dollar cost averaging. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer the Rockwood Automatic Investment Program, with three different Plans to facilitate an automatic monthly investment of $50 or more into your Fund account.

o The Rockwood Bank Transfer Plan lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

o In the Rockwood Salary Investing Plan, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

o The Rockwood Government Direct Deposit Plan allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

     If you would like more  information on any of these Plans,  or the Rockwood
No-Fee IRA, we would be pleased to hear from you. Just call toll-free 1-888-ROCKWOOD and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

     We appreciate and value your confidence and support, and look forward to buying many solid businesses at attractive prices for you in the years ahead.


Sincerely,


Ross H. Farmer

THE ROCKWOOD GROWTH FUND, INC.

 SCHEDULE OF PORTFOLIO INVESTMENTS
 OCTOBER 31, 1996

    Shares           COMMON STOCKS (100%)                        Market Value

              AUTOMATIC CONTROLS FOR REGULATING ENVIRONMENTS (5.9%)
     2,600    Oak Industries, Inc.                                   $    65,975

              BIOLOGICAL PRODUCTS (3.0%)
     2,000    Lifecore Biomedical, Inc.*                                  33,625

              CABLE & OTHER PAY TELEVISION SERVICES (1.7%)
     1,500    Tele-Communications, Inc. Series A*                         18,656

              CRUDE PETROLEUM & NATURAL GAS (4.1%)
    12,500    Tipperary Corp.*                                            46,094

              COMPUTER INTEGRATED SYSTEMS DESIGN (6.2%)
     2,000    ICG Communications, Inc.*                                   37,500
    11,000    Sidus Systems, Inc.*                                        31,989
                                                                          ------
                                                                          69,489
              DRILLING OIL & GAS WELLS (5.0%)
     3,000    Noble Drilling Corp.*                                       55,875

              EDUCATIONAL (3.3%)
    11,000    Lab-Volt Systems, Inc.*                                     37,125

              FOREST & OFFICE PRODUCTS (5.0%)
     1,800    Boise Cascade Corp.                                         55,800

              METALWORKING MACHINERY & EQUIPMENT (5.7%)
    27,500    Devlieg-Bullard, Inc.*                                      63,594

              ORTHOPEDIC, PROSTHETIC & SURGICAL PRODUCTS (4.4%)
    23,500    Lifequest Medical, Inc.*                                    48,469

              PETROLEUM REFINING (3.9%)
     2,500    Horsham Corp.*                                              43,125

              RETAIL - EATING PLACES (7.2%)
     9,000    Host Marriott Services Corp.*                               79,875

              REAL ESTATE (4.9%)
     8,500    Blue Ridge Real Estate Company*                        $    54,719

              SERVICES - ALLIED TO MOTION PICTURE PRODUCTION (12.4%)
    13,200    Todd-AO Corp. Class A                                      138,600

              SERVICES - COMMERCIAL PHYSICAL & BIOLOGICAL RESEARCH (4.6%)
     1,000    Cygnus, Inc.*                                               14,375
     3,000    U.S. Diagnostic Inc.*                                       36,187
                                                                          ------
                                                                          50,562
              SERVICES - PREPACKAGED SOFTWARE (6.7%)
     9,000    Cimetrix Inc.*                                              74,250

              SURGICAL & MEDICAL INSTRUMENTS & APPARATUS (15.3%)
     6,000    Aksys, Ltd.*                                                51,750
    18,300    Innerdyne, Inc.*                                            55,471
    10,000    Quest Medical, Inc.*                                        63,750
                                                                          ------
                                                                         170,971
              TRUCKING (0.7%)
    35,000    U.S. Environmental Solutions, Inc.*                          7,654

              TOTAL INVESTMENTS (COST: $968,038) (100.0%)            $ 1,114,458


              * Indicates non-income producing security.



                          See   accompanying   notes  to   financial statements.

THE ROCKWOOD GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996


ASSETS:
Investment at market value (cost: $968,038) (note 1)         $1,114,458
      Cash                                                       41,384
Receivables:
Investment securities sold                                       46,456
Fund shares sold                                                  2,145
Prepaid expenses                                                 10,484
Other assets                                                      5,928
                                                 TOTAL ASSETS 1,220,855

LIABILITIES:
Payables:
      Investment securities purchased                            15,250
Accrued expenses6,015

               TOTAL LIABILITIES                                 21,265

NET ASSETS:
(applicable to 49,491 outstanding shares: 100,000,000 shares of $.10 par value authorized)$1,199,590


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($1,199,590 / 49,491)                                                    $24.24


At  October  31,  1996  net  assets   consisted  of:
Paid-in  capital                                                      $ 807,459
Accumulated net realized gain on investments                            245,711
 Net unrealized  appreciationon investments                             146,420
                                                                     $1,199,590

                                  See accompanying notes to financial statement

THE ROCKWOOD GROWTH FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 1996


INVESTMENT INCOME:
Dividends                                                          $  2,213
Interest                                                              1,359
Total investment incom0                                               3,572


EXPENSES:
Professional (note 3)                                                14,778
Registration (note 3)                                                12,300
Investment management (note 3)                                        8,497
Transfer agent                                                        4,509
Custodian                                                             3,737
Shareholder administration (note 3)                                   2,210
Distribution (note 3)                                                   613
Other                                                                 2,738
      Total expenses                                                 49,382
      Expenses reimbursed (note 3)                                  (21,014)
      Net expenses                                                   28,368
      Net invesment loss                                            (24,796)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain form security transactions                        253,710
Unrealized depreciation of investments during the period            (36,721)
Net realized and unrealized gain on investments                     216,989
Net increase in assets resulting from operations                   $192,193



                        See   accompanying   notes  to   financial statements.

THE ROCKWOOD GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31,


                                                              1996       1995
                                                              ----       ----
OPERATIONS:
Net investment                                         $   (24,796)     (12,922)
Net realized gain security transactions                     253,710      15,079
Unrealized appreciation (depreciation) of
investments during period                                   (36,721)     82,217
Net increase in assets resulting from operations             192,193     84,374


CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting
from capital sansactions (a)                                   233,526 (24,658)
Total change in net assets                                     425,719  59,716

NET ASSETS:
Beginning of year                                             773,871  714,155
End of year (including accumulated deficit in
net investment 0f $44,589 in 1995)                         $1,199,590  773,871


(a)  Transactions in capital shares were as follows:

                                   1995                           1996
                          SHARES        VALUE          SHARES           VALUE

Shares sold               15,308     $412,362           1,780         $33,986
Shares redeemed          (7,125)    (178,836)         (3,467)        (58,644)
Net increase (decrease)    8,183     $233,526         (1,687)       $(24,658)

                                      See   accompanying   notes  to   financial
statements.

(1) The Fund is registered under the Investment Company Act of 1940, as amended, ("1940 Act"), as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing, depending on the assessment of economic and market factors, in equity securities, securities convertible into common stocks and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $968,038, gross unrealized appreciation and gross unrealized depreciation were $289,161 and $142,741, respectively at October 31, 1996.

(3) The Fund retains Rockwood Advisers, Inc. (the "Investment Manager") as its Investment Manager. Under the Investment Management Agreement, dated August 19, 1996, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has undertaken that the operating expenses of the Fund for each fiscal year (including management fees but excluding taxes, interest, brokerage commissions and distribution plan expenses), expressed as a percentage of average daily net assets, will not exceed an annual rate of 2.5% of the first $30 million of such assets, 2% of the next $70 million and 1.5% of the remaining net assets and if the Fund's expenses exceed such rates, the Investment Manager will reimburse the Fund for any excess, although the Investment Manager may discontinue this undertaking at any time. Reimbursement for the year ended October 31, 1996 was $21,014. Pursuant to the Investment Management Agreement, the Investment Manager retains Aspen Securities and Advisory, Inc. (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets, among equities, and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended October 31, 1996, the Fund paid $122 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $72 for providing certain administrative and accounting services at cost for the year ended October 31, 1996. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $2,210 for shareholder administration services which it provided to the Fund at cost for the year ended October 31, 1996. Prior to August 19, 1996, the Fund retained Aspen Securities and Advisory, Inc. ("Aspen") as its investment adviser. On that date at a special meeting of the Fund's shareholders, a majority of the shareholders approved all proposed matters including the Investment Management Agreement with the Investment Manager, the subadvisory agreement with Aspen described above, the new plan of distribution with the Distributor, and elected a new board of directors.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $617,906 and $436,292, respectively.

(5) The Fund has a committed bank line of credit. At October 31, 1996, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points.

FINANCIAL HIGHLIGHTS

                            YEARS ENDED OCTOBER 31,

PER SHARE DATA*                                          1996          1995           1994         1993       1992

Net asset value at beginning of period                    $18.73        $16.61         $16.32       $12.42       $11.32
Income from investment operations:
Net investment loss                                         (.56)         (.31)          (.22)        (.26)        (.12)
Net realized and unrealized gain
(loss) on investments                                       6.07          2.43            .51         4.16         1.22
Total from investment operations                            5.51          2.12            .29         3.90         1.10
Net asset value at end of period                          $24.24        $18.73         $16.61       $16.32       $12.42

TOTALRETURN                                                29.42%        12.76%          1.78%       31.40%        9.72%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS AT END OF PERIOD (000's omitted)                $1,200           $774         $714         $738         $600

Ratio of expenses to average net assets(a)                  2.55%         2.30%          2.00%        2.81%        2.46%

Ratio of net investment loss to average
net assets (b)                                             (2.23%)       (1.77%)        (1.38%)      (1.67%)      (1.09%)

Portfolio turnover rate                                    42.48%        30.04%         18.26%       19.28%       13.28%

Average commission per share                                $.0562


* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the manager was 4.44%, 3.00%, 2.82%, 2.90% and 2.49% for the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(b) Ratio prior to reimbursement by the manager was (4.12%), (2.47%), (2.20%), (1.76%) and (1.12%) for the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.





The Board of Directors and Shareholders of The Rockwood Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Rockwood Growth Fund, Inc. including the schedule of portfolio investments as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of The Rockwood Growth Fund, Inc. as of and for the year ended October 31, 1995, were audited by other auditors whose report dated December 13, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Rockwood Growth Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 14, 1996

GROWTH OF $10,000 INVESTED NOV. 1, 1986 THROUGH OCT. 31, 1996

                                                                      Average
Fund/Index       Final Value              Total Return           Annual Return

Rockwood            $24,693                 146.93%                 9.46%
Russell 2000        $29,181                 191.81%                11.30%



PLOT POINTS

                11/86      87       88       89       90       91      92
Rockwood        10000    9451    12654    14661     9683    11532   12652
Russell 2000    10000    8636    10977    12687     9224    14630   16017

                   93       94       95   11/96
                16635    16920    19080   24693
                21207    21141    25016   29181


The Russell 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities and options. The $10,000 Performance Graphs are from November 1, 1986 through October 31, 1996 and results in each case reflect reinvestment of dividends and distributions. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

ROCKWOOD ACCOUNT APPLICATION

Use this Account Application to open a regular Rockwood account. For a Rockwood IRA Application, call 1-888-ROCKWOOD.


1. REGISTRATION If you need assistance in completing this Account Application, please call 1-888-ROCKWOOD

INDIVIDUAL:

FIRST NAME                      MIDDLE INITIAL  LAST NAME SOCIAL SECURITY NUMBER
JOINT OWNER (IF ANY):

FIRST NAME                      MIDDLE INITIAL LAST NAME SOCIAL SECURITY NUMBER
Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

GIFT/TRANSFER TO A MINOR:
                                as Custodian for
NAME OF CUSTODIAN (ONLY ONE)    NAME OF MINOR (ONLY ONE)
under the                       Uniform Gifts/Transfers to Minors Act.
                             Custodian's State of Residence
                             Minor's Social Security Number
                             Minor's Date of Birth
CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

Name of Corporation, Partnership, or other Organization
Name of Individual(s) Authorized to Act for the Corporation, Partnership, or other Organization

Tax I.D. Number     Name of Trustee(s)               Date of Trust Instrument

2.                         MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

Street       City      State/Zip   Daytime Telephone      E-mail Address
Citizen of:(    ) U.S. (    ) Other:  Citizen of:    (    )U.S.    (    )Other:
Owner                                                            Joint Owner

3. AMOUNT INVESTED ($500 MINIMUM) Note: The $500 minimum initial investment is waived if you elect to invest through th Rockwood Bank Transfer Plan, the Rockwood Salary Investing Plan, and/or the Rockwood Government Direct Deposit Plan (see Section 4).

Investment: $                   (    )By Check                   (    )By Wire
unt Number Date+++ * Please make your check(s) payable to ROCKWOOD and enclose with this Application.
+ Indicate date on which money was wired.
++ Please call 1-888-ROCKWOOD to be assigned an account number before making an initial investment by wire.

4.                              ROCKWOOD AUTOMATIC INVESTMENT PROGRAM
( ) ROCKWOOD BANK TRANSFER PLAN Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account, or bank money market account. Please attach a voided bank account check.

Amount  $                  Day of month:   (    ) 10th      (    )
                                $50 Minimum

( ) ROCKWOOD SALARY INVESTING PLAN The enrollment form will be sent to the above address or call 1-888-ROCKWOOD to have the form sent to your place of employment. ( ) ROCKWOOD GOVERNMENT DIRECT DEPOSI PLAN Your request will be processed and you will receive the enrollment form.

5. DISTRIBUTIONS If no circle is checked, the Automatic Compounding Option will be assigned to reinvest all dividends and distributions in your account to increase the shares you own.
( ) AUTOMATIC COMPOUNDING OPTION Dividends and distributions reinvested in additional shares.
( ) PAYMENT OPTION ( ) Dividends in cash, distributions reinvested.

6. INVESTMENTS AND REDEMPTIONS BY TELEPHONE Shareholders automatically enjoy the privilege of calling 1-888-ROCKWOOD to purchase additional shares of Rockwood or to expedite a redemptionand have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle ( ). The Rockwood link with your bank offers flexible access to your money. Transfers occur only when you initiate them an may be made by either bank wire or bank clearinghouse transfer with Rockwood's Electronic Funds Transfer service. To establish the Rockwood link to your bank, please attach a voided check from your bank account. One common name must appear on your Rock

           7. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING
"I certify that I have received and read the prospectus for Rock purchase its shares. I understand telephone conversations with Investor Service Center, Inc. ("ISC") representatives are recorded and hereby consent to such recording. I agree that neither the Fund nor ISC will be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or
(c) I have been notified by the IRS that I am no longer subject to backup withholding." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of  (   ) Owner  (   ) Trustee   (   ) Custodian        Date
Signature of Joint Owner (if any)                                 Date


PLEASE MAIL  THIS COMPLETED ACCOUNT APPLICATION TO:
INVESTOR SERVICE CENTER
BOX 419789
KANSAS CITY, MO  64141-6789.

ROCKWOOD
11 HANOVER SQUARE
NEW YORK, NY 10005


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